UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 5, 2006


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events.

Item 8.01.  Other Events.

     On September 5, 2006, Dataram Corporation (the "Company") announced that it had entered into a Settlement and Release of Claims with a DRAM manufacturer pursuant to which the Company released all of its claims arising from matters in litigation pursuant to a pending anti-trust class action. The Company has received in settlement $2,300,000, which will contribute approximately $0.16 per diluted share to the Company's fiscal second quarter net earnings.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.  Press Release dated September 5, 2006.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION


                                 By:  MARK MADDOCKS
Date:  September 5, 2006              _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer